Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                     SUPPLEMENT DATED JUNE 23, 2005, TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2005



         Effective as of the date of this supplement, on pages 16 and 17 the section entitled "Disclosure of Portfolio Holdings," is deleted in its entirety and replaced with the following:

         "Each Fund discloses its calendar quarter-end portfolio holdings on the Funds' website, http://www.tocquevillefunds.com, no earlier than 15 calendar days after the end of each quarter. Each Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Funds' website at least until it is updated for the next month or quarter, respectively, or until the Funds file with the Securities and Exchange Commission their semi-annual or annual shareholder reports or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds' website, as noted above, or by calling toll free at (800) 697-3863. Each Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information."